Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 6, 2006 (this “Amendment”), is entered into among WATSON PHARMACEUTICALS, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), and amends the Credit Agreement, dated as of May 30, 2003 (as amended, supplemented or modified from time to time, the “Credit Agreement”), entered into among the Borrower, the financial institutions from time to time party hereto, whether by execution of the Credit Agreement or an Assignment and Acceptance (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A. and CIBC WORLD MARKETS CORP., each in its capacity as co-syndication agent for the Lenders (each, in such capacity, a “Syndication Agent”), and LEHMAN COMMERCIAL PAPER, INC., in its capacity as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).  Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

PRELIMINARY STATEMENT

The Requisite Lenders and the Borrower have agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement as hereinafter set forth.

STATEMENT OF AGREEMENT

SECTION 1.  Amendment to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)           Section 9.06 of the Credit Agreement is amended by deleting the date “August 5, 2002” in subsection (a) thereof and inserting “March 6, 2006” in substitution therefor.

(b)           Section 6.01(J) of the Disclosure Letter is amended by inserting the following at the end of the sentence immediately before the period:

“and to the matters described and set forth under the caption “Legal Proceedings” in Part I, Item 3 of the Borrower’s Report on Form 10-K for the fiscal year ended December 31, 2004 and under the caption “Legal Proceedings” in Part II, Item 1 of the Borrower’s Reports on Form 10-Q for the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005.”

SECTION 2.  Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received this Amendment executed by the Borrower and the Requisite Lenders.

SECTION 3.  Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           After giving effect to this Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents are true and complete in all material respects (except to the extent that such representations or warranties are made as of an earlier date, in which case they shall be true and complete in all material respects as of such earlier date).

(b)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.  Reference to and Effect on the Loan Documents.

(a)           Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WATSON PHARMACEUTICALS, INC.

By:	/s/ Charles P. Slacik
Title:	Executive Vice President and Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Richard Nelson
Title:	Vice President

CIBC INC., as Lender

By:
Title:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Joseph L. Corah
Title:	Senior Vice President

LEHMAN COMMERCIAL PAPER, INC., as Lender

By:	/s/ Janine M. Shugan
Title:	Authorized Signatory

BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH, as Lender

By:	/s/ Hector J. Gonzalez
Title:	Vice President

BANK LEUMI USA, as Lender

By:	/s/ Joung Hee Hong
Title:	Vice President

THE BANK OF EAST ASIA, LIMITED, as Lender

By:	/s/ David Loh
Title:	Senior Vice President

By:	/s/ Victor Li
Title:	General Manager

COMERICA BANK, as Lender

By:	/s/ Don R. Carruth
Title:	Corporate Banking Officer

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as Lender

By:
Title:

FIRST COMMERCIAL BANK, as Lender

By:	/s/ Chih-Tiao Shih
Title:	SAVP & Deputy General Manager

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Cory Schuster
Title:	Commercial Banking Officer

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY, as Lender

By:
Title:

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Janet Jordan
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ Peter Thompson
Title:	Vice President

UNITED OVERSEAS BANK LIMITED, LOS ANGELES AGENCY, as Lender

By:	/s/ Hoong Chen
Title:	FVP & General Manager

CATHAY UNITED BANK (f/k/a United World Chinese Community Bank), as Lender

By:
Title:

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Lucy Nixon
Title:	Senior Vice President